(Pioneer Logo)

Pioneer America
Income Trust


Class A, Class B and Class C Shares
Prospectus
April 28, 1995
(revised January 26, 1996)


   The investment objective of Pioneer America Income Trust (the "Trust") is to provide as high a level of current income as is consistent with preservation of capital and prudent investment risk. The Trust seeks to achieve this objective by investing its assets exclusively in securities backed by the full faith and credit of the United States ("U.S.") and in "when issued" commitments and repurchase agreements with respect to such securities.

   Trust returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


   This Prospectus (Part A of the Registration Statement) provides information about the Trust that you should know before investing in the Trust. Please read and keep it for your future reference. More information about the Trust is included in Part B, the Statement of Additional Information, also dated April 28, 1995 (revised January 26, 1996), which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109. Other information about the Trust has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.

                            TABLE OF CONTENTS                     PAGE
---------   --------------------------------------------------- --------
I.          EXPENSE INFORMATION                                     2
II.         FINANCIAL HIGHLIGHTS                                    3
III.        INVESTMENT OBJECTIVE AND POLICIES                       4
             U.S. Government Securities                             4
             GNMA Certificates                                      4
             "When-Issued" GNMA Certificates                        5
IV.         MANAGEMENT OF THE TRUST                                 5
V.          TRUST SHARE ALTERNATIVES                                6
VI.         SHARE PRICE                                             7
VII.        HOW TO BUY TRUST SHARES                                 7
VIII.       HOW TO SELL TRUST SHARES                               10
IX.         HOW TO EXCHANGE TRUST SHARES                           11
X.          DISTRIBUTION PLANS                                     12
XI.         DIVIDENDS, DISTRIBUTIONS AND TAXATION                  13
XII.        SHAREHOLDER SERVICES                                   13
             Account and Confirmation Statements                   13
             Additional Investments                                13
             Automatic Investment Plans                            13
             Financial Reports and Tax Information                 14
             Distribution Options                                  14
             Directed Dividends                                    14
             Direct Deposit                                        14
             Voluntary Tax Withholding                             14
             Telephone Transactions and Related Liabilities        14
             FactFone(SM)                                          14
             Retirement Plans                                      14
             Telecommunications Device for the Deaf (TDD)          15
             Systematic Withdrawal Plans                           15
             Reinstatement Privilege (Class A Shares Only)         15
XIII.       THE TRUST                                              15
XIV.        INVESTMENT RESULTS                                     15


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Trust. The table reflects actual expenses for the fiscal year ended December 31, 1994. For Class B and Class C shares, operating expenses are based on estimated expenses that would have been incurred if they had been outstanding for the entire fiscal year ended December 31, 1994.

 Shareholder Transaction Expenses:             Class A     Class B     Class C+
                                              ---------   ---------    --------
 Maximum Initial Sales Charge on Purchases
  (as a percentage of offering price)           4.50%       None        None
 Maximum Sales Charge on Reinvestment
    of Dividends                                None        None        None
 Maximum Deferred Sales Charge (as a
  percentage of original purchase price
  or redemption price, as applicable)           None(1)     4.00%       1.00%
 Redemption Fee(2)                              None        None        None
 Exchange Fee                                   None        None        None
Annual Operating Expenses
   (as a percentage of average net assets):
 Management Fee (after Fee Reduction)(3)        0.38%       0.38%       0.38%
 12b-1 Fees                                     0.25%       1.00%       1.00%
 Other Expenses (including transfer agent
  fee, custodian fees and accounting and
  printing expenses)                            0.37%       0.40%       0.40%
                                              ---------   ---------    --------
Total Operating Expenses (after Fee
   Reduction):(3)                               1.00%       1.78%       1.78%
                                              =========   =========    ========



+ Class C shares will first be offered on January 31, 1996.
(1) Purchases of $1,000,000 or more and purchases by participants of certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge.


(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international bank wire transfers of redemption proceeds.


(3) Effective January 1, 1994, Pioneering Management Corporation (the "Manager"), agreed not to impose a portion of its management fee and to make other arrangements, if necessary, to limit the Class A shares of the Trust operating expenses of the Trust to 1.00% of its average daily net assets. The portion of fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for the Class A shares of the Trust. This agreement is voluntary and temporary and may be revised or terminated at any time.

                                   Class A     Class B      Class C
                                  ---------   --------    ---------
Expenses Absent Fee Reduction
   Management Fee                   0.50%       0.50%       0.50%
 Total Operating Expenses           1.12%       1.90%       1.90%



 Example:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the time periods:

                           1 Year   3 Years   5 Years   10 Years
                           -------  --------  -------- ----------
Class A Shares              $55       $75      $ 98       $162
Class B Shares
 --Assuming complete
  redemption at end of
  period                    $58       $86      $116       $189*
 --Assuming no
  redemption                $18       $56      $ 96       $189*
Class C Shares**
 --Assuming complete
  redemption at end of
  period                    $28       $56      $ 96       $219
 --Assuming no
  redemption                $18       $56      $ 96       $219

 *Class B shares convert to Class A shares eight years after purchase;
  therefore, Class A expenses are used after year eight.


**Class C shares redeemed during the first year after purchase are subject to a 1% Contingent Deferred Sales Charge ("CDSC").



   The example above assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.


   The example is designed for informational purposes only, and should not be considered a representation of past or future expenses or return. Actual Trust expenses and return vary from year to year and may be higher or lower than those shown.

   For further information regarding management fees, 12b-1 fees and other expenses of the Trust, including information regarding the basis upon which fees and expenses are reduced or reallocated, see "Management of the Trust," "Distribution Plans" and "How To Buy Trust Shares" in this Prospectus and "Management of the Trust" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Trust's payment of Rule 12b-1 fees may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum initial sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.


   The maximum initial sales charge is reduced on purchases of specified amounts and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Trust Shares." No sales charge is applied to exchanges of shares of the Trust for shares of other publicly available Pioneer mutual funds. See "How to Exchange Trust Shares."

II. FINANCIAL HIGHLIGHTS


   The following information has been derived from financial statements of the Trust which have been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Trust's financial statements as of December 31, 1994 appears in the Trust's Annual Report and is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with the financial statements contained in the Trust's Annual Report. Class C shares are new classes of shares; no financial highlights exist for Class C shares. The Annual Report includes more information about the Trust's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.


Pioneer America Income Trust
For Each Class A Share Outstanding throughout Each Period:

                                                        For the Year Ended December 31,
                                           --------------------------------------------------------
                                                                                                        May 31
                                                                                                          to
                                                                                                     December 31,
                                             1994+       1993       1992      1991     1990      1989        1988
                                           ---------  ---------   --------  -------- --------  --------   ---------
Net asset value, beginning of period        $  10.48   $  10.27   $ 10.35   $ 10.03   $ 10.04   $  9.86     $10.00
                                             -------    -------    ------    ------    ------    ------   ---------
Income from investment operations:
 Net investment income                      $   0.66   $   0.68   $  0.73   $  0.84   $  0.87   $  0.90     $ 0.51
 Net realized and unrealized gain (loss)
  on investments                               (1.07)      0.24     (0.07)     0.33     (0.02)     0.18      (0.14)
                                             -------    -------    ------    ------    ------    ------   ---------
   Total income from investment
    operations                              $  (0.41)  $   0.92   $  0.66   $  1.17   $  0.85   $  1.08     $ 0.37
Distribution to shareholders from:
 Net investment income                         (0.66)     (0.67)    (0.73)    (0.85)    (0.86)    (0.90)     (0.51)
 Net realized capital gains                     0.00      (0.04)    (0.01)     --        --        --         --
                                             -------    -------    ------    ------    ------    ------   ---------
Net increase (decrease) in net asset
  value                                     $  (1.07)  $   0.21   $ (0.08)  $  0.32   $ (0.01)  $  0.18     $(0.14)
Net asset value, end of period              $   9.41   $  10.48   $ 10.27   $ 10.35   $ 10.03   $ 10.04     $ 9.86
                                             =======    =======    ======    ======    ======    ======   =========
Total return*                                  (3.97)%     9.07%     6.67%    12.14%    8.99%    11.49%      3.76%
Ratio of net operating expenses to
  average net  assets                           1.00%      1.00%     1.03%     0.75%     0.75%     0.75%      0.67%**
Ratio of net investment income to average
  net  assets                                   6.84%      6.37%     7.01%     8.07%     8.75%     9.10%      8.86%**
Portfolio turnover rate                        60.50%     41.50%    54.50%    36.54%    69.12%    66.06%     61.20%**
Net assets, end of period (in thousands)    $161,858   $105,892   $85,425   $43,711   $17,160   $10,533     $4,634
Ratios assuming no reduction of fees or
  expenses by the Manager:
  Net operating expenses                        1.12%      1.13%     1.25%     1.75%     1.81%     2.36%      3.01%**
  Net investment income                         6.72%      6.24%     6.79%     7.07%     7.69%     7.49%      6.52%**

For Each Class B Share Outstanding throughout Each Period:


                                                                    April 29, 1994
                                                                 to December 31, 1994+
                                                                 ---------------------
Net asset value, beginning of period                                    $ 9.85
                                                                       ----------
Income from investment operations:
 Net investment income                                                  $ 0.40
 Net realized and unrealized loss on investments                         (0.45)
                                                                       ----------
   Total loss from investment operations                                $(0.05)
Distribution to shareholders:
 From net investment income                                              (0.40)
Net decrease in net asset value                                         $(0.45)
                                                                       ----------
Net asset value, end of period                                          $ 9.40
                                                                       ==========
Total return*                                                            (0.57)%
Ratio of net operating expenses to average net assets                     1.78%**
Ratio of net investment income to average net assets                      6.35%**
Portfolio turnover rate                                                  60.50%**
Net assets, end of period (in thousands)                                $2,170
Ratios assuming no reduction of fees or expenses by the
  Manager:
  Net operating expenses                                                  1.90%**
  Net investment income                                                   6.23%**

  + Based upon average shares outstanding and average net assets for the period presented.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

*** Class B shares were first offered April 29, 1994.

III. INVESTMENT OBJECTIVE AND POLICIES

   The investment objective of the Trust is to provide as high a level of current income as is consistent with preservation of capital and prudent investment risk. The Trust seeks to achieve this objective by investing its assets exclusively in securities backed by the full faith and credit of the United States and in "when-issued" commitments and repurchase agreements with respect to such securities. The Trust may only invest in securities and engage in transactions in securities that are legal under applicable Federal law, as of November 17, 1994, for federal credit unions.

   U.S. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations of varying maturities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government, such as mortgage participation certificates ("GNMA Certificates") guaranteed by the Government National Mortgage Association ("GNMA") and Federal Housing Administration ("FHA") debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest. Although the payment when due of interest and principal on U.S. Government Securities is backed by the full faith and credit of the United States, this guarantee does not extend to the market value of these securities and, accordingly, the net asset value of the Trust's shares will fluctuate.

   The Trust's portfolio will be managed by purchasing and selling securities, as well as holding selected securities to maturity. The Trust's investment manager employs "cycle analysis" in the management of the Trust's portfolio. Cycle analysis is the process of analyzing the business and credit cycles of the economy to identify and monitor trends in interest rates and to identify debt securities with characteristics most likely to meet the Trust's objectives at given stages in all cycles. Relying on analysis of economic indicators, as well as price, yield and maturity data of individual securities, this process requires ongoing adjustments to the portfolio based on the relative values or maturities of individual securities.

   Any such change in the portfolio may result in increases or decreases in the Trust's current income available for distribution to shareholders and in its holding of debt securities which sell at moderate to substantial premiums or discounts from face value. If the Trust's expectations of changes in interest rates or its evaluation of the normal yield relationships between two securities prove to be incorrect, the Trust's income, net asset value and potential gain may be reduced or its potential loss may be increased.

   The Trust is free to take advantage of the entire range of maturities offered by U.S. Government Securities, and the average maturity of the Trust's portfolio may vary significantly. Under normal circumstances, however, the dollar weighted average portfolio maturity of the Trust is not expected to exceed twenty years. Capital gains will not be a major consideration in the selection of investments. The Trust will not normally engage in short-term trading but it may do so when it believes a particular transaction will contribute to the achievement of its investment objective.

   The Trust may invest all or any portion of its assets in GNMA Certificates but it is not obligated to do so; the portion of its assets so invested will vary with management's view of the relative yields and values of GNMA Certificates compared to U.S. Treasury obligations.

   GNMA Certificates are mortgage-backed securities which evidence part ownership of a pool of mortgage loans. The mortgages loans are made by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are insured by the Federal Housing Administration or the Farmers' Home Administration ("FHMA"), or guaranteed by the Veterans Administration ("VA"). The mortgages are grouped in pools containing mortgages which are of similar types and maturities and bear similar interest rates. Upon approval by GNMA of a pool, GNMA guarantees the timely payment of principal and interest on securities backed by the pool. The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

   The GNMA Certificates which the Trust purchases are the "modified pass-through" type. Modified pass-through certificates entitle the holder to receive all principal and interest owned on the mortgages in the pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

   The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the underlying mortgage pools because of principal prepayments and foreclosures. Foreclosures create no risk to principal invested because of the GNMA guarantee. As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

   There are several factors that may cause the yield earned by the Trust to be substantially different than the coupon rate of interest on the GNMA Certificates and other securities held in the Trust's portfolio. First, as with any fund consisting of fixed-income securities, repayments and prepayments of principal require reinvestment which may be at a lower or higher interest rate. This reinvestment risk is increased in the case of GNMA Certificates because principal is repaid monthly rather than in a lump sum at maturity. Second, prepayments of mortgage-backed GNMA Certificates will tend to increase when general interest rates decline, requiring reinvestment at the lower market rate. Higher interest rate mortgages will be more prone to prepayment. Third, the Trust may purchase GNMA Certificates at a premium or discount, rather than at par, causing actual yield to be lower or higher than the interest rate on the GNMA Certificates. After issuance, GNMA Certificates may also trade in the market at a premium or discount. Upon prepayment, the Trust may realize a loss in the amount of any unamortized premiums paid upon purchase of GNMA Certificates since prepayment may be at par.

The values of the U.S. Government Securities, including GNMA Certificates, in which the Trust will invest will fluctuate with changes in interest rates. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Trust's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Trust's shares and conversely during periods of rising interest rates the value of the Trust's shares will generally decline. The magnitude of these fluctuations will generally be greater when the Trust's average maturity is longer.

   GNMA Certificates may offer yields higher than those available from other types of U.S. Government Securities, but because of their prepayment aspect may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the lower rates. As a result, the Trust's GNMA Certificates may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government Securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

   GNMA Certificates are highly liquid instruments because of the size of the market and the active participation in the secondary market by securities dealers and many types of investors. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and prepayment experience of the pool of mortgages backing each GNMA Certificate.

   For further information on GNMA Certificates, see "Investment Policies and Restrictions" in the Statement of Additional Information.

   "When-Issued" GNMA Certificates. The Trust may purchase and sell GNMA Certificates on a when-issued or a delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield which is fixed at the time of entering into the transaction. However, the yield on a comparable GNMA Certificate when the transaction is consummated may vary from the yield on the GNMA Certificate at the time that the when- issued or delayed delivery transaction was made. Also, the market value of the when-issued or delayed delivery GNMA Certificate may increase or decrease as a result of changes in general interest rates. When-issued and delayed delivery transactions involve risk of loss if the value of the GNMA Certificate declines before the settlement date. This risk is in addition to the risk of decline in the value of the Trust's other assets. When the Trust engages in when-issued and delayed delivery transactions, the Trust relies on the seller or buyer, as the case may be, to consummate the transaction. Failure of the seller or buyer to do so may result in the Trust missing the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made by the Trust until it receives payment or delivery from the other party to the transaction. To the extent the Trust engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or disposing of GNMA Certificates for the Trust's portfolio consistent with the Trust's investment objective and policies and not for the purpose of investment leverage.

   The value of such purchase commitments at any time will not exceed the value of the Trust's assets invested in U.S. Treasury Bills and other securities having remaining maturities of less than six months. The Trust's investments in when-issued or delayed delivery commitments and in repurchase agreements (limited to 7 days) may represent up to 25% of its assets.

   The Trust's investment objective and its policy of investing exclusively in U.S. Government Securities and when- issued commitments and repurchase agreements with respect to such securities are fundamental policies which may not be changed without shareholder approval. Except for these policies and certain investment restrictions designated in the Statement of Additional Information as fundamental, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Trustees may change any non- fundamental investment policies without shareholder approval.

IV. MANAGEMENT OF THE TRUST

   The Trust's Board of Trustees has overall responsibility for management and supervision of the Trust. There are currently eight Trustees, six of whom are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by Pioneering Management Corporation as investment adviser, the Trust requires no employees other than its executive officers, all of whom receive their compensation from the Manager or other sources. The Statement of Additional Information contains the names and general background of each Trustee and executive officer of the Trust.


   The Trust is managed under a contract with the Manager which serves as investment adviser to the Trust and is responsible for the overall management of the Trust's business affairs, subject only to the authority of the Board of Trustees. The Manager is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of shares of the Trust. John F. Cogan, Jr., Chairman and President of the Trust, Chairman and a director of the Manager, Chairman of PFD, and President and a Director of PGI, owned approximately 15% of the outstanding capital stock of PGI as of the date of this Prospectus.


   Each domestic fixed income portfolio managed by the Manager, including the Trust, is overseen by the Domestic Fixed

Income Portfolio Management Committee, which consists of the Manager's most senior domestic fixed income professionals. The committee is chaired by David
D. Tripple, the Manager's President and Chief Investment Officer and Executive Vice President of each of the Pioneer funds. Mr. Tripple joined the Manager in 1974 and has had general responsibility for the Manager's investment operations and specific portfolio assignments for over five years. Fixed income investments made by the Manager, including those made on behalf of the Trust, are under the general supervision of Sherman B. Russ, Vice President of the Manager and the Trust. Mr. Russ joined the Manager in 1983.


   Day-to-day management of the Trust has been the responsibility of Mr. Russ since inception. In certain instances where Mr. Russ is unavailable, primary responsibility for the day-to-day management of the Trust may be assumed temporarily by Richard A. Schlanger who joined the Manager in 1988 and is a Vice President.


   In addition to the Trust, the Manager also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. The Manager's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109.


   Under the terms of its contract with the Trust, the Manager assists in the management of the Trust and is authorized in its discretion to buy and sell securities for the account of the Trust, subject to the right of the Trust's Trustees to disapprove any such purchase or sale. The Manager pays all the ordinary operating expenses, including executive salaries and the rental of office space related to its services for the Trust, with the exception of the following which are to be paid by the Trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to shares of the Trust; (d) issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Trust is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Trust and to Trustees; (i) distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Manager, the Trust (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. The Trust also pays all brokers' and underwriting commissions chargeable to the Trust in connection with its portfolio transactions.



   Orders for the Trust's portfolio securities transactions are placed by the Manager, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides brokerage or research services or sells shares of the Pioneer mutual funds for which PGI or any affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of the Manager's brokerage allocation practices.


   As compensation for its management services and certain expenses which the Manager incurs, the Manager is entitled to a management fee equal to 0.50% per annum of the Trust's average daily net assets. The fee is normally computed daily and paid monthly.

   During the fiscal year ended December 31, 1994, the Trust incurred net expenses of $1,414,094, including management fees paid or payable to the Manager of $536,625 after reduction pursuant to the Manager's voluntary expense limitation agreement.

   The Manager has agreed not to impose a portion of its management fee and to make other arrangements, if necessary to limit certain expenses of the Trust to the extent required to reduce Class A expenses to 1.00% of the average daily net assets attributable to the Class A shares; the portion of the Trust expenses attributable to the Class B shares will only be reduced to the extent it is reduced for the Class A shares. This agreement is voluntary and temporary and may be terminated by the Manager at any time. During the fiscal year ended December 31, 1994, this agreement resulted in a reduction of the Trust's management fee of $155,511.

V. TRUST SHARE ALTERNATIVES


   The Trust continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Trust Shares." If you do not specify in your instructions to the Trust which Class of shares you wish to purchase, exchange or redeem, the Trust will assume that your instructions apply to Class A shares.


   Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase. However, shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"). Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Trust's average daily net assets attributable to Class A shares.

   Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Trust's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.


   Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1.00% of the Trust's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.



   Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.


   Investment dealers and their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Trust originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE


   Shares of the Trust are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of a Class of the Trust is determined by dividing the fair market value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.


VII. HOW TO BUY TRUST SHARES


   You may buy Trust shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.



   The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").


   Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.


   You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.



   Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's acceptance of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.


Class A Shares

   You may buy Class A shares at the public offering price, that is, at the net asset value per share next computed after receipt of a purchase order, plus a sales charge as follows:

                                                   Dealer
                         Sales Charge as % of     Allowance
                         -----------------------
                                        Net       as a % of
                         Offering     Amount      Offering
  Amount of Purchase      Price      Invested       Price
----------------------   ---------- ----------- -----------
Less than $100,000         4.50%       4.71%        4.00%
$100,000 but less than
  $250,000                 3.50        3.63         3.00
$250,000 but less than
  $500,000                 2.50        2.56         2.00
$500,000 but less than
  $1,000,000               2.00        2.04         1.75
$1,000,000 or more          -0-         -0-       see below


   No sales charge is payable at the time of purchase on investments of $1,000,000 or more or for participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Trust Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Trust Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Trust's Class A shares through such dealer.


   The schedule of sales charges above is applicable to purchases of Class A shares of the Trust by an (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Trust by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned (except the Class A shares of Pioneer Money Market Trust), provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. See the "Letter of Intention" section of the Account Application.


   Qualifying for a Reduced Sales Charge. Class A shares of the Trust may be sold at a reduced or eliminated sales charge to certain group plans with 100 or more participants or at least $500,000 in plan assets ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Trust may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Information about such arrangements is available from PFD.



   Class A shares of the Trust may be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Trust and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which the Manager serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which the Manager or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Trust. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility. Class A shares may also be sold at net asset value in connection with certain reorganization, liquidation, or acquisition transactions involving other investment companies or personal holding companies.


   Shares of the Trust may also be sold at net asset value per share without a sales charge to clients of a broker-dealer who invest the proceeds from the sale or redemption of shares of another investment company, provided that the broker-dealer can document that the sale or redemption was complete within 60 days immediatly preceding the purchase of shares of the Trust. Further details may be obtained from PFD.

   Reduced sales charges for Class A shares are available through an agreement to purchase a specified quantity of Trust shares over a designated 13-month period by completing the "Letter of Intention" section of the Account Application. Information about the Letter of Intention Procedure, including its terms, is contained in the Statement of Additional Information.

Class B Shares


   You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order with-out the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Trust will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

 Year Since                  CDSC as a Percentage of Dollar
Purchase                         Amount Subject to CDSC
-----------                  ------------------------------
First                                      4.0%
Second                                     4.0%
Third                                      3.0%
Fourth                                     3.0%
Fifth                                      2.0%
Sixth                                      1.0%
Seventh and thereafter                    none

   Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Trust in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


   Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), for which the Trust is applying, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.



Class C Shares



   You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1.00%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Trust shares.



   For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Trust will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.



   Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Trust in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.



   Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Trust at the time the withdrawal plan is established).



   The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Trust as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


   The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account subject to the CDSC); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareowner or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).



   The CDSC on Class B and Class C shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Trust's right to liquidate or involuntarily redeem shares in a shareholder's account.


   Broker-Dealers. An order for either Class of Trust shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business.

   General. The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Trust's management, such withdrawal is in the best interest of the Trust. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL TRUST SHARES

   You can arrange to sell (redeem) Trust shares on any day the Exchange is open by selling (redeeming) either some or all of your shares to the Trust.

   You may sell your shares either through your broker-dealer or directly to the Trust.


   (bullet) If you are selling shares from a retirement account, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for a retirement distribution form.


   (bullet) If you are selling shares from a non-retirement account, you may use any of the methods described below.


   Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is received in good order. The Trust reserves the right to withhold payment of the sale proceeds until checks received by the Trust in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.



   In Writing. You may always sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:


   (bullet) you wish to sell over $50,000 worth of shares,

   (bullet) your account registration or address has changed within the last
            30 days,

   (bullet) the check is not being mailed to the address on your account
            (address of record),

   (bullet) the check is not being made out to the account owners, or

   (bullet) the sale proceeds are being transferred to a Pioneer account with a different registration.

   Your request should include your name, the Trust's name, your Trust account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, Pioneer will send the proceeds of the sale to the address of record. Fiduciaries or corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

   Written requests will not be processed until they are received in good order and accepted by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.



   By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts. A maximum of $50,000 may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


   Selling Shares Through Your Broker-Dealer. The Trust has authorized PFD to act as its agent in the repurchase shares of the Trust from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

   Small Accounts. The minimum account value is $500. If you hold shares of the Trust in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Trust may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Trust to you of the Trust's intention to redeem the shares.


   CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.


   General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

   Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE TRUST SHARES


   Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Trust out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.



   Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFone, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.



   Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the 18th day of the month.



   General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Trust shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

   Class A or Class B shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned Class B shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

   Exchange requests received by PSC before 4:00 p.m. Eastern Time, will be effective on that day if the requirements below have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the fund exchanged and a purchase of shares in another fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.


   You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Trust's performance and shareholders, the Trust and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Trust's portfolio management strategy or its operations. In addition, the Trust and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.


X. DISTRIBUTION PLANS


   The Trust has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.


   Pursuant to the Class A Plan, the Trust reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Trust's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Trust: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Trust's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Trust's Class A shares with no initial sales charge (See "How to Buy Trust Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

   Expenditures of the Trust pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Trust's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Trust in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Trust. The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Trust is first invoiced for an expense. For the fiscal year ended December 31, 1994, there was an allowable carryover of distribution expenses reimbursable to PFD of $38,421 (approximately 0.20% of the net assets attributable to the Class A shares of the Trust).


   Both the Class B Plan and the Class C Plan provide that the Trust will pay a distribution fee at the annual rate of 0.75% of the Trust's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Trust's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution services to the Trust. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.



   Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker- dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefor, PFD may retain the service fee paid by the Trust with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase. Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Trust with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and services fees of up to 0.75% and 0.25%, respectively, of the purchase price with respect to such shares.



   Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

   The Trust has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually.

   Under the Code, the Trust will be subject to a nondeductible 4% excise tax on a portion of its undistributed income and capital gains if it fails to meet certain distribution requirements for each calendar year. The Trust intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

   Each business day the Trust declares a dividend consisting of substantially all of the Trust's net investment income (earned interest income less expenses). Shareholders begin earning dividends on the first business day following receipt of payment for purchased shares. Shares continue to earn dividends up to and including the date of redemption. Dividends are normally paid on the last business day of the month or shortly thereafter. Monthly distributions, which consist of net investment income and may also include a portion of original issue discount or market discount and any net short-term capital gains realized by the Trust, are taxable as ordinary income. Net long-term capital gains, if any, will be distributed annually, in December, or at such additional times as may be necessary to avoid federal income or excise tax (after taking into account any capital loss carryforwards) and will be taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Trust. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Trust. Information as to the federal tax status of dividends and distributions will be provided annually. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.


   Dividends and other distributions and the proceeds of redemptions or repurchases of Trust shares paid to individuals and other non-exempt payees will be subject to a 31% federal backup withholding tax if the Trust is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and the shareholder is not subject to backup withholding or the Trust receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.


   The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trust or estates, and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws.

XII. SHAREHOLDER SERVICES

   PSC is the shareholder services and transfer agent for shares of the Trust. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Trust's portfolio securities. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

   PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer account.

   Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Trust and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are investment or redemption of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges, and newsletters.

Additional Investments


You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Trust at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.


Automatic Investment Plans

   You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a pre-authorized draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the plan at any time without penalty upon 30 days' written notice. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

   As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Trust will mail you information about the tax status of dividends and distributions.

Distribution Options

   Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Trust, at the applicable net asset value per share, unless you indicate another option on the Account Application.

   Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

Directed Dividends

   You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., PGA IRA Cust for John Smith may only go into another account registered PGA IRA Cust for John Smith.

Direct Deposit

   If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may also establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

   You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities


   Your account is automatically authorized to have telephone transaction privileges unless you indicated otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Trust shares by telephone. See "Share Price" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. To confirm that each transaction instruction received by telephone is genuine, the Trust will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Trust may be liable for any loss due to unauthorized or fraudulent instructions. The Trust may implement other procedures from time to time. In all other cases, neither the Trust, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


   During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Trust by telephone to institute a redemption or exchange. You should communicate with the Trust in writing if you are unable to reach the Trust by telephone.


FactFone(SM)



   FactFone is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone. See "How to Buy Trust Shares," "How to Exchange Trust Shares," "How to Sell Trust Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.


Retirement Plans


   You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for businesses, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs, and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Trust. The Account Application enclosed with this Prospectus should not be used to establish any of these plans. Separate applications are required.

Telecommunications for the Deaf (TDD)

   If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800- 225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans


   If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals will be limited to 10% of the value of the account if a CDSC is applicable. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic payments of $50 or more will be sent to you, or any person designated by you, monthly or quarterly and your periodic redemptions may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal payments be made to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Trust at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous.


   You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

   If you redeem all or part of your Class A shares of the Trust, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Trust if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Trust in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. Subject to the provisions outlined under "How to Exchange Trust Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case, you must meet the minimum investment requirement for each fund you enter.

   The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

   The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Trust. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling
1-800-225-6292.

XIII. THE TRUST

   Pioneer America Income Trust is an open-end, diversified management investment company (commonly referred to as a mutual fund) organized as a Massachusetts business trust on March 17, 1988. Prior to July 1, 1994 the Trust was named Pioneer U.S. Government Trust. The Trust has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Trust usually continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share. See "How to Sell Trust Shares." The Trust is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management or subadvisory contract.


   The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Trust, or any additional series of the Trust, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Trust. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares. The Trust reserves the right to create and issue additional series of shares.


   When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Trust are fully-paid and non-assessable by the Trust. Shares will remain on deposit with the Trust's transfer agent and certificates will not normally be issued. The Trust reserves the right to charge a fee for the issuance of certificates.

XIV. INVESTMENT RESULTS

   The Trust may from time to time include yield information in advertisements or in information furnished generally to existing or proposed shareholders. Yield information is computed in accordance with the SEC's standardized yield formula. The calculation for all Classes is computed by dividing the net investment income per share of a Class during a base period of 30 days, or one month, by the maximum offering price per share of the applicable Class of the Trust on the last day of such base period. The resulting "30-day yield" is then annualized as described below. (Net investment income per share of a Class is determined by dividing the Trust's net investment income attributable to a Class during the base period by the average number of shares of that Class of the Trust.) The 30-day yield is then "annualized" by a computation that assumes that the net investment income per share of a Class is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will be generated over an additional six months.



   The average annual total return (for a designated period of time) on an investment in the Trust may also be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 4.50%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.


   Yield and average annual total return quotations of the Trust do not reflect the impact of federal or state income taxes.

   One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

   Other investments or savings vehicles and/or unmanaged market indexes, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Trust. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

   The Trust's investment results will vary from time to time depending on market conditions, the composition of the Trust's portfolio and operating expenses of the Trust. All quoted investment results are historical and should not be considered representative of what an investment in the Trust may earn in any future period. For further information about the calculation methods and uses of the Trust's investment results, see the Statement of Additional Information.

                                    Notes

                                    Notes

THE PIONEER FAMILY OF MUTUAL FUNDS

International Growth Funds

Pioneer International Growth Fund
Pioneer Europe Fund
Pioneer Emerging Markets Fund
Pioneer India Fund

Growth Funds

Pioneer Capital Growth Fund
Pioneer Mid-Cap Fund
Pioneer Growth Shares
Pioneer Small Company Fund
Pioneer Gold Shares

Growth and Income Funds

Pioneer Equity-Income Fund
Pioneer Fund
Pioneer II
Pioneer Real Estate Shares

Income Funds

Pioneer Short-Term Income Trust
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Income Fund

Tax-Free Income Funds

Pioneer Intermediate Tax-Free Fund*
Pioneer Tax-Free Income Fund*
Pioneer New York Triple Tax-Free Fund*
Pioneer Massachusetts Double Tax-Free Fund*
Pioneer California Double Tax-Free Fund*

Money Market Funds

Pioneer U.S. Government Money Fund
Pioneer Cash Reserves Fund

*Not suitable for retirement accounts

(Pioneer Logo)

Pioneer America
Income Trust
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
SHERMAN B. RUSS, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION


If you would like information on the following, please call:
Existing and new accounts, prospectuses,
 applications and service forms
 and telephone transactions ...................... 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated prices and
 account information ..............................1-800-225-4321
Retirement plans 1-800-622-0176 Toll-free fax .....1-800-225-4240
Telecommunications Device for the Deaf (TDD) ......1-800-225-1997



0196-2966
(C)Pioneer Funds Distributor, Inc.

                          PIONEER AMERICA INCOME TRUST
                                 60 State Street
                           Boston, Massachusetts 02109


                       STATEMENT OF ADDITIONAL INFORMATION
                       Class A, Class B and Class C Shares

                                 April 28, 1995
                           (revised January 26, 1996)



         This Statement of Additional Information (Part B of the Registration Statement) is not a Prospectus but should be read in conjunction with the Prospectus (the "Prospectus") dated April 28, 1995 (revised January 26, 1996), as amended and/or supplemented from time to time (the "Prospectus"), of Pioneer America Income Trust (the "Trust"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109.


                                TABLE OF CONTENTS

                                                                         Page


1.  Investment Policies and Restrictions.................................  2
2.  Management of the Trust..............................................  6
3.  Investment Adviser...................................................  9
4.  Principal Underwriter ............................................... 10
5.  Distribution Plans................................................... 11
6.  Shareholder Servicing/Transfer Agent................................. 13
7.  Custodian............................................................ 14
8.  Independent Public Accountants....................................... 14
9.  Portfolio Transactions............................................... 14
10. Tax Status........................................................... 15
11. Description of Shares................................................ 17
12. Certain Liabilities.................................................. 17
13. Letter of Intention.................................................. 18
14. Systematic Withdrawal Plan........................................... 18
15. Determination of Net Asset Value..................................... 19
16. Investment Results................................................... 19
17. Financial Statements................................................. 23
    Appendix A...........................................................A-1
                            -------------------------


 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN
                             EFFECTIVE PROSPECTUS.

1. INVESTMENT POLICIES AND RESTRICTIONS

         .........The Prospectus presents the investment objective and principal investment policies of the Trust. Other investment policies and a further description of some of the policies described in the Prospectus appear below.

         The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Trust's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Trust's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Trust's investment objective and policies.

Additional Information Regarding GNMA Certificates.

         As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict with certainty the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. For this reason, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the underlying mortgages, with higher interest rate mortgages being more prone to prepayment or refinancing.

         The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 6/100 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 44/100 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.


         The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates for the reasons given in the section "Investment Objective and Policies" in the Prospectus. In quoting yields for GNMA Certificates, the customary practice is to assume that the GNMA Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 25/100 of 1% more than high grade corporate bonds and 50/100 of 1% more than United States ("U.S.") Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.


         Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

Investment Restrictions

 .........The  Trust  has  adopted  certain  additional   fundamental  investment
restrictions which may not be changed without the approval of a majority of the Trust's outstanding voting securities. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) the holders of more than 50% of the outstanding shares.

         The Trust may not:

         (1) invest its assets, except in U.S. Government Securities (as defined in the Prospectus) and in when-issued commitments and repurchase agreements with respect to these securities;

         (2) borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The Trust does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Trust will not purchase securities while any borrowings are outstanding;

         (3) purchase securities on margin;

         (4) make loans to any person, except by (a) the purchase of a debt obligation in which the Trust is permitted to invest and (b) engaging in repurchase agreements;

         (5) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities; or

         (6) issue senior securities, except as permitted by restrictions nos. 2 and 4 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Trust's investment policies.

         In order to register its shares in certain jurisdictions, the Trust has agreed to adopt certain additional investment restrictions which are not fundamental and may be changed by a vote of the Trust's Board of Trustees and without shareholder approval or notification. Pursuant to these additional restrictions, the Trust may not:

         (a) make short sales of securities;

         (b) write, purchase or otherwise invest in any put, call, straddle or spread option;

         (c) invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Trust, taken at market value, would be invested in such securities;

         (d) pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the Trust;

         (e) invest in warrants;

         (f) invest in oil, gas or other mineral leases or exploration or development programs; and

         (g) purchase or sell real estate, including real estate limited partnerships except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership or securities.

         In order to qualify as permissible investment for Federal credit unions, the Trust has agreed to adopt the following additional investment restrictions which are not fundamental and may be changed by a vote of the Trust's Board of Trustees and without shareholder approval or notification.

         (1) Except as provided in non-fundamental restriction (2), with respect to each security purchased or sold by the Trust: (1) the delivery of the security will be made within thirty (30) days from the trade date; and (2) the price of the security at the time of purchase will be the market price.

         (2) The Trust may purchases securities on a when-issued or a delayed delivery basis only in accordance with the following criteria:

                  a. the securities which are the subject of the when-issued or delayed delivery commitment will be marked-to-market daily;

                  b. the delivery of the securities subject to the commitment will be made within 120 days after the trade date;

                  c. the price of the security at the time of entering into the commitment will be the market price; and

                  d. the Trust's custodian will maintain in a segregated account liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Trust's purchase commitment.

         (3) The Trust may engage in repurchase agreements which are comparable to "investment-type" repurchase agreements into which a Federal credit union may enter. In all instances, the purchase price of securities obtained in such repurchase transactions will be at or below the market price for such securities. An "investment-type" repurchase transaction means a repurchase transaction where the Federal credit union purchasing the security takes physical possession of the security, or receives written confirmation of the purchase and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or is recorded as the owner of the security through the Federal Reserve Book-Entry System.

         (4) The Trust may not purchase or sell a standby commitment.

         (5) The Trust may not purchase or sell futures contracts or options on futures contracts.

         (6) The Trust may not engage in "adjusted trading." Adjusted trading means any method or transaction used to defer a loss whereby the Trust sells a security to a counterparty at a price above its then-current market price and simultaneously purchases or commits to purchase from the counterparty another security at a price above its then-current price.

         (7) Except as provided in non-fundamental restriction (10), the Trust may not purchase stripped mortgage-backed securities ("SMBS").

         (8) Except as provided in non-fundamental restriction (10), the Trust may not purchase or hold a collateralized mortgage obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that meets any of the following three tests:

                  a. Average Life Test. The CMO or REMIC has an expected average life greater than 10 years;

                  b. Average Life Sensitivity Test. The average life of the CMO or REMIC: (a) extends by more then 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points; or (b) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points; or

                  c. Price Sensitivity Test. The estimated change in the price of the CMO or REMIC is more than 17 percent, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.

         The three tests contained in this non-fundamental restriction apply at the time of purchase and on any subsequent retesting date, assuming market interest rates and prepayment speeds at the time the tests are applied.

         (9) The Trust may not purchase residual interests in a CMO or REMIC transaction.

         (10) Non-fundamental restrictions (7) and (8) do not apply where an investment in SMBS, CMOs or REMICs is made solely to reduce interest rate risk and where:

                  a. A monitoring and reporting system is in place that provides the documentation necessary to evaluate the expected and actual performance of the investment under different interest rate scenarios;

                  b. The monitoring and reporting system is used to conduct and document an analysis that shows, prior to purchase, that the proposed investment will reduce the Trust's interest rate risk; and

                  c. The investment, subsequent to purchase, is evaluated at least quarterly, to determine whether or not the investment has actually reduced the Trust's interest rate risk.

2.       MANAGEMENT OF THE TRUST


         The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").


JOHN F. COGAN,  JR.*,  Chairman of the Board,  President and Trustee,  DOB: June
1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian corporation); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie
Goldfields  Limited;   Chairman  of  the  Supervisory  Board  of  Pioneer  Fonds
Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr (counsel to the Trust).

RICHARD H. EGDAHL, M.D., Trustee,  DOB: December 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115
        Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee,  DOB:  May 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650
        Founding Director, Winthrop Group, Inc. (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee,  DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
        Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee,  DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA 02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President,  DOB:  February 1944
        Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee,  DOB: September 1928
125 Broad Street, New York, NY  10004
        Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee,  DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401
         President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, Treasurer,  DOB:  April 1937
        Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946
 Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr (counsel to the Trust) and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
 Manager  of Fund  Accounting  of PMC  since  May  1994,  Manager  of  Auditing,
Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964
        General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and formerly of Hale and Dorr (counsel to the Trust) where he most recently served as junior partner.

SHERMAN B. RUSS,  Vice President, DOB:   July 1937
         Senior Vice President of PMC; Vice President of Pioneer Bond Fund. Pioneer Money Market Trust, and Pioneer Interest Shares, Inc.


         The Trust's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Trust at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Trust's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                               Investment      Principal
Fund Name                                        Adviser      Underwriter


Pioneer International Growth Fund                  PMC            PFD
Pioneer Europe Fund                                PMC            PFD
Pioneer Emerging Markets Fund                      PMC            PFD
Pioneer India Fund                                 PMC            PFD
Pioneer Capital Growth Fund                        PMC            PFD
Pioneer Mid-Cap Fund                               PMC            PFD
Pioneer Growth Shares                              PMC            PFD
Pioneer Small Company Fund                         PMC            PFD
Pioneer Gold Shares                                PMC            PFD
Pioneer Equity-Income Fund                         PMC            PFD
Pioneer Fund                                       PMC            PFD
Pioneer II                                         PMC            PFD
Pioneer Real Estate Shares                         PMC            PFD
Pioneer Short-Term Income Trust                    PMC            PFD
Pioneer America Income Trust                       PMC            PFD
Pioneer Bond Fund                                  PMC            PFD
Pioneer Income Fund                                PMC            PFD
Pioneer Intermediate Tax-Free Fund                 PMC            PFD
Pioneer Tax-Free Income Fund                       PMC            PFD
Pioneer New York Triple Tax-Free Fund              PMC            PFD
Pioneer Massachusetts Double Tax-Free Fund         PMC            PFD
Pioneer California Double Tax-Free Fund            PMC            PFD
Pioneer U.S. Government Money Fund                 PMC            PFD
Pioneer Cash Reserves Fund                         PMC            PFD
Pioneer Interest Shares, Inc.                      PMC          Note 1
Pioneer Variable Contracts Trust                   PMC          Note 2


Note 1   This fund is a closed-end fund.

Note 2   This is a series of eight  separate  portfolios  designed  to provide
         investment   vehicles  for  the  variable  annuity  and  variable  life insurance contracts of various insurance companies or for certain qualified pension plans.

         To the knowledge of the Trust, no officer or Trustee of the Trust owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 15% of such shares.

         The Trust pays no salaries or compensation to any of its officers. The Trust pays an annual trustees' fee of $100, and a payment of $1,000 plus expenses per meeting attended, to each Trustee who is not affiliated with PMC, PFD or PSC and pays an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PMC, PFD or PSC.

                                                             Total Compensa-

                                                               tion from the
                                             Pension or       Trust and other
                             Aggregate       Retirement        funds in the
                           Compensation       Benefits        Pioneer Family
Director                  From the Trust      Accrued        of Mutual Funds**

John F. Cogan, Jr.            $ 500*            $0               $11,750*
Richard H. Egdahl, M.D.       3,100              0                55,650
Margaret B.W. Graham          3,100              0                55,650
John W. Kendrick              3,100              0                55,650
Marguerite A. Piret           4,100              0                66,650
David D. Tripple                500*             0                 9,000*
Stephen K. West               3,700              0                63,650
John Winthrop                 3,700              0                63,650


--------
* PMC fully reimbursed the Trust and the other funds in the Pioneer Family of Mutual Funds for compensation paid to Messrs. Cogan and Tripple.

**   For the calendar year ended December 31, 1994.

         Any such fees and expenses paid to affiliates or interested persons of PMC, PFD or PSC are reimbursed to the Trust under its Management Contract. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust owned beneficially in the aggregate less than 1% of the outstanding shares of the Trust. As of such date, no person beneficially owned 5% or more of the outstanding shares of the Trust.

3.  INVESTMENT ADVISER

         The Trust has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. The term of the contract is one year, but it is renewable annually after such date by the vote of a majority of the Board of Trustees of the Trust (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties). The vote must be cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice. The management contract was approved by the shareholders of the Trust at a meeting of shareholders held on December 6, 1993. As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 0.60% per annum of the Trust's average daily net assets. The fee is normally computed and accrued daily and paid monthly.


         On an interim basis, PMC has voluntarily agreed not to impose a portion of its management fee and to make other arrangements, if necessary, to limit certain other expenses of the Trust to the extent required to reduce total expenses to 1.00% of the average daily net assets attributable to the Class A shares. The Trust's management fee will only be imposed on the assets attributable to the Class B and Class C shares to the extent it is imposed on the assets attributable to the Class A shares. See "Expense Information" and "Management of the Trust" in the Prospectus. PMC's agreement to reduce the management fee is voluntary and temporary and may be revised or terminated by PMC at any time.


         Pursuant to the expense limitation discussed above, during the fiscal years ended December 31, 1994, 1993 and 1992, the Trust's management fees were reduced by $155,511, $133,160 and $151,423, respectively, resulting in actual management fees paid during these periods to PMC of $692,136, $587,361 and $264,136, respectively. See the Notes to the Financial Statements in the December 31, 1994 Annual Report (incorporated herein by reference) for more information.


         In  an  attempt  to  avoid  any  potential   conflict  with   portfolio
transactions for the Trust, the Adviser and the Trust have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Trust and its shareholders come before those of the Adviser and its employees.


4.       PRINCIPAL UNDERWRITER

         PFD, 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Trust in connection with the continuous offering of the shares of the Trust pursuant to an Underwriting Agreement dated July 10, 1990. The Trustees who are not, and were not at the time they voted, interested persons of the Trust, as defined in the 1940 Act, approved the Underwriting Agreement. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. During the Trust's fiscal years ending December 31, 1994, 1993 and 1992, net underwriting commissions retained by PFD in connection with the offering of Trust shares were approximately $76,256, $58,571 and $97,090, respectively. Commissions reallowed to dealers by PFD in those periods were approximately $543,725, $504,896 and $845,975, respectively.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services. PFD also pays certain expenses in connection with the distribution of the Trust's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Trust bears the cost of registering its shares under federal and state securities law. The Trust and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Trust.

         The Trust will not generally issue Trust shares for consideration other than cash. At the Trust's sole discretion, however, it may issue Trust shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) provided (i) the securities meet the investment objectives and policies of the Trust; (ii) the securities are acquired by the Trust for investment and not for resale; (ii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock exchange or the New York Stock Exchange or by quotation under the NASDAQ National Market. An exchange of securities for Trust shares will generally be a taxable transaction to the shareholder.

5.       DISTRIBUTION PLANS


         The Trust has adopted plans of distribution pursuant to Rule 12b-1 promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act with respect to Class A, Class B and Class C shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan") (together, the "Plans").


Class A Plan


         Pursuant to the Class A Plan, the Trust may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the Class A Plan shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Trust pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Trust's average daily net assets attributable to Class A shares. The Class A Plan became effective on October 15, 1990. The Class A Plan does not provide for the carryover of reimbursable expenses beyond twelve months from the time they are incurred.


Class B Plan

         The Class B Plan provides that the Trust shall pay PFD, as the Trust's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Trust's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Trust's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Trust's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first- year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Trust with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Trust. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution- related services or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. (See "Distribution Plans" in the Prospectus.)


Class C Plan



         The Class C Plan provides that the Trust will pay PFD, as the Trust's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Trust's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Trust's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Trust's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Trust with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the amount invested and additional compensation at a rate of up to 0.75% of the amount invested with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Trust. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distributions Plans" in the Prospectus.)

General

         In accordance with the terms of the Plans, PFD provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Trust and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Trust, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the Plans) (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Trust and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Trust affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Trust (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940
Act). In the Trustees' quarterly review of the Plans, they will consider the Plans' continued appropriateness and the level of compensation they provide.


         During the fiscal year ended December 31, 1994, the Trust incurred distribution fees of $344,155 pursuant to the Class A Plan and $7,649 pursuant to the Class B Plan. The distribution fees were paid by the Trust to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers' sales personnel. As of the date of this SAI, the Trust has not incurred any distribution fees pursuant to the Class C Plan. Class C shares will first be offered January 31, 1996.


6.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Trust has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing and transfer agent for the Trust. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of ninety days' written notice.

         Under the terms of its contract with the Trust, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Trust; (ii) distributing dividends and capital gains associated with Trust portfolio accounts; and (iii) maintaining account records and responding to shareholder inquiries.


         PSC receives an annual fee of $30.00 per Class A, Class B and Class C shareholder account from the Trust as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.

7.       CUSTODIAN

         Brown Brothers Harriman & Co. (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. The Custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell. The Trust may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP are the Trust's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

         The Trust intends to fully manage its portfolio by buying and selling securities, as well as holding securities to maturity. In managing its portfolio, the Trust seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

                  (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

                  (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize yield;

                  (3) selling one type of debt security and buying another when disparities arise in the relative values of each; and

                  (4) changing from one debt security to an essentially similar debt security when their respective yields appear distorted due to market factors.

         The Trust engages in portfolio trading if it believes a transaction net of costs (including taxes and custodian charges) will help in achieving the Trust's investment objective.

         Decisions relating to the purchase and sale of securities for the Trust, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates are made by officers of PMC.

         The primary consideration in placing portfolio security transactions is execution at the most favorable prices. PMC has complete freedom as to the markets in and broker-dealers through which it seeks this result. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. PMC attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Trust. PMC normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere.

         Subject to the requirement of seeking execution at the best available price, securities may, as authorized by PMC's management contract, be bought from or sold to dealers who furnish statistical research and other information or services to PMC and the Trust, or who sell shares of the Trust. Brokerage and research services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analyses, manuals and reports concerning issuers, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information. PMC maintains a listing of dealers who provide such services on a regular basis. Management believes that no exact dollar value can be calculated for such services.

         The   Trustees   periodically   review   PMC's   performance   of   its
responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

10.      TAX STATUS

         It is the Trust's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of its income, diversification of its assets and distribution of its income to shareholders. If the Trust meets all such requirements and distributes to its shareholders at least annually all investment company taxable income and net capital gain, if any, which it receives, the Trust will be relieved of the necessity of paying federal income tax.

         Because the Trust's income is not expected to arise from dividends, no part of its distributions to its corporate shareholders will qualify for the dividends-received deduction for corporations.

         Any dividend declared by the Trust in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Since, at the time of an investor's purchase of Trust shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Trust's portfolio or undistributed taxable income of the Trust, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) in reality represent a return of a portion of his investment.

         Any loss realized by a shareholder upon the redemption of shares with a tax holding period at the time of redemption of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares in not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the share redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the Trust within 30 days before or after a redemption or other sale of shares.


         For federal income tax purposes, the Trust is permitted to carry forward a net realized capital loss in any year to offset realized capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net realized capital gains are offset by such losses, they would not result in federal income tax liability to the Trust and are not expected to be distributed as such to shareholders.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.
Shareholders should consult their tax advisers for more information.

         The Trust is not subject to Massachusetts corporate excise or franchise taxes and, provided that it qualifies as a regulated investment company under the Code, will not be required to pay any Massachusetts income tax.


         Federal law requires that the Trust withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends, and proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Applications, or on separate W-9 Forms, that their Social Security or other Taxpayer Identification Number is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


         It is possible that some states will exempt from income tax that portion of a dividend of the Trust that represents interest received by the Trust from U.S. Government securities. Therefore, the Trust will report annually to its shareholders the percentage of interest income received from U.S. Government securities during the preceding year indicating the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of such interest income under applicable law.

         The  description   above  relates  only  to  U.S.  federal  income  tax
consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents, or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The description does not address the special tax rules applicable to certain classes of investors, such as banks, insurance companies or tax-exempt entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. withholding tax (or withholding tax at a lower treaty rate) on dividends treated as ordinary income. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11.      DESCRIPTION OF SHARES


         The Trust's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Trust, Class A shares, Class B shares and Class C shares. Each share of a class of the Trust represents an equal proportionate interest in the assets of the Trust allocable to that class. Upon liquidation of the Trust, shareholders of each class of the Trust are entitled to share pro rata in the Trust's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series. Prior to July 1, 1994, the Trust was named Pioneer U.S. Government Trust.


         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No amendment adversely affecting the rights of shareholders may be made to the Trust's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Trust, except as stated below. See "Certain Liabilities."

12.      CERTAIN LIABILITIES

         As a Massachusetts business trust, the Trust's operations are governed by its Amended and Restated Declaration of Trust dated December 7, 1993, a copy of which is on file with the office of the Secretary of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust or any series of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself will be unable to meet its obligations. In light of the nature of the Trust's business and the nature and amount of its assets, the possibility of the Trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

         The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      LETTER OF INTENTION

         Purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all Class A shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "How to Buy Trust Shares" in the Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Trust Class A shares of $100,000 over a 13-month period would be charged at the 3.5% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all his shares in the Trust and other Pioneer mutual funds except directly purchased Class A shares of Pioneer Money Market Trust, held of record as of the date of this Letter of Intention as a credit toward determining the applicable scale of sales charge for the Class A shares to be purchased under the Letter of Intention.

         The Letter of Intention authorizes PSC to escrow shares having a purchase price equal to 5% of the stated investment in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Trust to sell, the full amount indicated and the investor should read the provisions thereof carefully before signing.

14.      SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Trust deposited by the applicant under this SWP. Withdrawals pursuant to the SWP are limited to 10% of the value of the account at the time the plan is implemented if a CDSC applies (see the Prospectus). (You may, of course, redeem your shares without limit outside the SWP.) In order to be eligible for the SWP, your account must have a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by you, or will be sent by check to you, or any person designated by you. A designation of a third party to receive checks requires an acceptable signature guarantee.


         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         Payments under the SWP are made from the proceeds of the redemption of shares deposited under the SWP in your SWP account. Such redemptions are taxable transactions. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

15.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Class of the Trust is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time) on each day on which the Exchange is open for business. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Class of the Trust is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Trust is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Trust become effective and no shares are tendered for redemption.


         The net asset value per share of each class of the Trust is computed by taking the amount of the value of all the Trust's assets attributable to that class, less the Trust's liabilities attributable to that class, and dividing it by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the Trust are accrued daily and taken into account.


16.      INVESTMENT RESULTS


         The Trust's yield quotations and average annual total return quotations for each class of its shares as that information may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.


Standardized Yield Quotations


         Yield quotations for Class A, Class B and Class C shares are computed by dividing the net investment income per share attributable to a class during a base period of 30 days, or one month, by the maximum offering price per share of that class of the Trust on the last day of such base period in accordance with the following formula:

                                              a-b
                  YIELD      =       2[    (------- +1)6-1]
                                              cd

Where:            a     =   interest earned during the period

                  b     =   net expenses accrued for the period

                  c     =   the  average  daily  number  of  shares  outstanding
                            during the period that were entitled to receive dividends

                  d     =   the maximum offering price per share on the last day
                            of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the Trust is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Trust accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Trust may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.


         The Trust's yield for the 30 days ended December 31, 1994, determined in accordance with the formula above was 6.75% for Class A shares and 6.34% for Class B shares, except that absent expense limitations, the Trust's yield would have been 6.69% for Class A shares and 6.28% for Class B shares. Class C shares will first be offered January 31, 1996.

Standardized Average Annual Total Return Quotations

         One of the primary methods used to measure the performance of a class of the Trust is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Trust, over any period up to the lifetime of that class of the Trust. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.


         Average annual total return quotations for each Class of Trust shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in that class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                            P(1+T)n  =  ERV


Where:            P        =     a hypothetical  initial payment of $1000,  less
                                 the maximum sales load for Class A shares or the deduction of any CDSC applicable to Class B or Class C shares at the end of the period.


                  T        =     average annual total return

                  n        =     number of years

                  ERV      =     ending  redeemable  value  of the  hypothetical
                                 $1000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Trust are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

         The average annual total return of the Trust for Class A shares for the one- and five-year periods ended December 31, 1994 and for the period from inception (May 31, 1988) through December 31, 1994 were -8.26%, 5.46% and 6.45%, respectively. The total return of the Trust for Class B shares for the period from April 29, 1994 through December 31, 1994 was -4.39%.

Absent expense limitations in effect during these two periods, the average annual total return of the Trust would have been lower than the returns quoted above. Class C shares will first be offered January 31, 1996.


Other Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Trust may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. For example, yield of the Trust's classes may be compared to the Shearson Lehman Hutton Government Index, U.S Government bond rates, or other comparable indices or investment vehicles.

         In  addition,  the  performance  of the  classes  of the  Trust  may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumer's Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, the New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth may also be cited (if the Trust is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.

         In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Trust.

         The Trust may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Trust since the Trust's inception.

         In presenting investment results, the Trust may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Automated Information Line


         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:


         (degree)        net asset value prices for all Pioneer mutual funds;

         (degree)        annualized 30-day yields on Pioneer's bond funds;

         (degree) annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

         (degree)        dividends  and  capital  gains   distributions  on  all
                         Pioneer mutual funds.

         Yields are calculated in accordance with Securities and Exchange Commission mandated standard formulas.


         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

         All performance numbers communicated through FactFoneSM represent past performance, and figures for all quoted bond funds include the applicable maximum sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.


17.      FINANCIAL STATEMENTS


         The Trust's financial statements for the year ended December 31, 1994 are included in the Trust's Annual Report to Shareholders, which report is incorporated by reference into and is attached to this Statement of Additional Information. The Trust's Annual Report to Shareholders is so incorporated and attached in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing.

                                   APPENDIX A

                            Other Pioneer Information


The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest, most respected and successful money managers in the United States.

As of December 31, 1994, PMC employed a professional investment staff of 46, with a combined average of 14 years' experience in the financial services industry.

At December 31, 1994, there were 591,192 non-retirement shareholder accounts and 337,577 retirement shareholder accounts in Pioneer's funds. Total assets for all Pioneer Funds were $10,038,000,000 representing 927,769 shareholder accounts.


                                                         Pioneer America Income Trust


Date      Initial Investment     Offering Price     Sales Charge    Shares Purchased    Net Asset Value       Initial Net Asset
                                                     Included                             Per Share                Value
6/1/88        $10,000              $10.47              4.50%            955.11            $10.00                 $9,551


                                    Dividends and Capital Gains Reinvested

                                               Value of Shares

Date               From           From Cap. Gains      From Dividends       Total Value
                Investment          Reinvested           Reinvested
12/31/88           $9,418               $0                 $  492                $9,910
12/31/89           $9,589               $0                 $1,460               $11,049
12/31/90           $9,580               $0                 $2,463               $12,043
12/31/91           $9,885               $0                 $3,620               $13,505
12/31/92           $9,809               $0                 $4,597               $14,406
12/31/93          $10,010               $52                $5,652               $15,714
12/31/94           $8,987               $47                $6,055               $15,089

                               INDEX DESCRIPTIONS

LONG-TERM MUNICIPAL BOND PORTFOLIO *
For the 1926 to 1984 period, returns are calculated form yields on 20-year prime issues from Solomon Brothers' Analytical Record of Yields and Yields Spreads, assuming coupon equals previous year-end yield and a 20-year maturity. For 1985 to the present, returns are calculated using Moody's Bond Record, using the December average municipal yield as the beginning-of-following year coupon (average of Aaa, Aa, A, Baa grades).

LONG-TERM CORPORATE BONDS *
For 1969 through 1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios. For 1926 through 1968, total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 through 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/ Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

LONG-TERM GOVERNMENT BOND TOTAL RETURN *
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government Bond File at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM GOVERNMENT BONDS TOTAL RETURN *
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns for 1934 through 1986 are obtained from the CRSP Government Bond File.

                               INDEX DESCRIPTIONS


Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) For the period from 1934 through 1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. Between 1926 and 1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

U.S. (30 DAY) TREASURY BILL TOTAL RETURNS *
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source of data through 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

BANK SAVINGS ACCOUNT **
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.

6 MONTH CD **
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.









Sources:    *  Ibbotson Associates
           **  Towers Data Systems


                       COMPARATIVE PERFORMANCE STATISTICS

             Municipal  U.S. Long Term  U.S. Long Term   U.S. Interm.    U.S.(30Day)     Bank Savings
             Long term   Corporate Bds    Govt Bonds      Govt Bonds    Treasury Bill       Account            6 Month CD
               %TR *    %Total Return * %Total Return * %Total Return * %Total Return *  %Total Return **   %Total Return **

Dec 1928       0.55          2.84            0.10            0.92            3.56            N/A                  N/A
Dec 1929       3.22          3.27            3.42            6.01            4.75            N/A                  N/A
Dec 1930       6.52          7.98            4.66            6.72            2.41            5.30                 N/A
Dec 1931      -3.53         -1.85           -5.31           -2.32            1.07            5.10                 N/A
Dec 1932       8.19         10.82           16.84            8.81            0.96            4.10                 N/A
Dec 1933      -2.17         10.38           -0.07            1.83            0.30            3.40                 N/A
Dec 1934      21.66         13.84           10.03            9.00            0.16            3.50                 N/A
Dec 1935       9.18          9.61            4.98            7.01            0.17            3.10                 N/A
Dec 1936     -15.13          6.74            7.52            3.06            0.18            3.20                 N/A
Dec 1937      28.38          2.75            0.23            1.56            0.31            3.50                 N/A
Dec 1938       9.24          6.13            5.53            6.23           -0.02            3.50                 N/A
Dec 1939       5.70          3.97            5.94            4.52            0.02            3.40                 N/A
Dec 1940      10.52          3.39            6.09            2.96            0.00            3.30                 N/A
Dec 1941      -0.80          2.73            0.93            0.50            0.06            3.10                 N/A
Dec 1942       2.09          2.60            3.22            1.94            0.27            3.00                 N/A
Dec 1943       6.51          2.83            2.08            2.81            0.35            2.90                 N/A
Dec 1944       4.15          4.73            2.81            1.80            0.33            2.80                 N/A
Dec 1945       5.76          4.08           10.73            2.22            0.33            2.50                 N/A
Dec 1946      -3.77          1.72           -0.10            1.00            0.35            2.20                 N/A
Dec 1947      -4.04         -2.34           -2.62            0.91            0.50            2.30                 N/A
Dec 1948       3.79          4.14            3.40            1.85            0.81            2.30                 N/A
Dec 1949      14.39          3.31            6.45            2.32            1.10            2.40                 N/A
Dec 1950       4.15          2.12            0.06            0.70            1.20            2.50                 N/A
Dec 1951      -3.65         -2.69           -3.93            0.36            1.49            2.60                 N/A
Dec 1952      -3.21          3.52            1.16            1.63            1.66            2.70                 N/A
Dec 1953       0.38          3.41            3.64            3.23            1.82            2.80                 N/A
Dec 1954       3.74          5.39            7.19            2.68            0.86            2.90                 N/A
Dec 1955      -1.21          0.48           -1.29           -0.65            1.57            2.90                 N/A
Dec 1956      -7.61         -6.81           -5.59           -0.42            2.46            3.00                 N/A
Dec 1957       5.92          8.71            7.46            7.84            3.14            3.30                 N/A
Dec 1958      -2.56         -2.22           -6.09           -1.29            1.54            3.38                 N/A
Dec 1959      -3.43         -0.97           -2.26           -0.39            2.95            3.53                 N/A
Dec 1960       8.61          9.07           13.78           11.76            2.66            3.86                 N/A
Dec 1961       2.37          4.82            0.97            1.85            2.13            3.90                 N/A
Dec 1962       7.68          7.95            6.89            5.56            2.73            4.08                 N/A
Dec 1963      -0.84          2.19            1.21            1.64            3.12            4.17                 N/A
Dec 1964       4.59          4.77            3.51            4.04            3.54            4.19                 4.18
Dec 1965      -2.74         -0.46            0.71            1.02            3.93            4.23                 4.68
Dec 1966       0.58          0.20            3.65            4.69            4.76            4.45                 5.75
Dec 1967      -4.41         -4.95           -9.18            1.01            4.21            4.67                 5.48

                       COMPARATIVE PERFORMANCE STATISTICS

             Municipal  U.S. Long Term  U.S. Long Term   U.S. Interm.    U.S.(30Day)     Bank Savings
             Long term   Corporate Bds    Govt Bonds      Govt Bonds    Treasury Bill       Account            6 Month CD
               %TR *    %Total Return * %Total Return * %Total Return * %Total Return *  %Total Return **   %Total Return **

Dec 1968      -0.96          2.57           -0.26            4.54            5.21            4.68            6.44
Dec 1969     -15.39         -8.09           -5.07           -0.74            6.58            4.80            8.71
Dec 1970      21.10         18.37           12.11           16.86            6.52            5.14            7.06
Dec 1971      12.26         11.01           13.23            8.72            4.39            5.30            5.36
Dec 1972       1.51          7.26            5.69            5.16            3.84            5.37            5.38
Dec 1973       4.27          1.14           -1.11            4.61            6.93            5.51            8.60
Dec 1974     -10.66         -3.06            4.35            5.69            8.00            5.96           10.20
Dec 1975      11.55         14.64            9.20            7.83            5.80            6.21            6.51
Dec 1976      15.79         18.65           16.75           12.87            5.08            6.23            5.22
Dec 1977       3.87          1.71           -0.69            1.41            5.12            6.39            6.12
Dec 1978      -3.98         -0.07           -1.18            3.49            7.18            6.56           10.21
Dec 1979       1.02         -4.18           -1.23            4.09           10.38            7.29           11.90
Dec 1980     -17.57         -2.76           -3.95            3.91           11.24            8.78           12.33
Dec 1981     -15.52         -1.24            1.86            9.45           14.71           10.71           15.50
Dec 1982      47.94         42.56           40.36           29.10           10.54           11.19           12.18
Dec 1983       3.34          6.26            0.65            7.41            8.80            9.71           9.65
Dec 1984       8.41         16.86           15.48           14.02            9.85            9.92           10.65
Dec 1985      24.03         30.09           30.97           20.33            7.72            9.02            7.82
Dec 1986      27.31         19.85           24.53           15.14            6.16            7.84            6.30
Dec 1987      -5.06         -0.27           -2.71            2.90            5.47            6.92            6.58
Dec 1988      11.47         10.70            9.67            6.10            6.35            7.20            8.15
Dec 1989      14.64         16.23           18.11           13.29            8.37            7.91            8.27
Dec 1990      6.54           6.78            6.18            9.73            7.81            7.8             7.85
Dec 1991      11.18         19.89           19.30           15.46            5.60            4.61            4.95
Dec 1992      10.80          9.39            8.05            7.19            3.51            2.89            3.27
Dec 1993      14.16         13.19           18.24           11.24            2.90            2.73            2.88
Dec 1994      -8.63         -5.76           -7.77           -5.14            3.90            4.96            5.4



                        * Source:   Ibbotson Associates
                       ** Source:   Towers Data Systems